Exhibit 10.1

SILICON LABORATORIES INC.
NOTICE OF GRANT OF RESTRICTED STOCK UNITS

_________________________________ (the “Participant”) has been granted an award of Restricted Stock Units (the “Award”) pursuant to the Silicon Laboratories Inc. 2000 Stock Incentive Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Common Stock of Silicon Laboratories Inc., as follows:

Grant Date:

Number of Restricted	, subject to adjustment as provided by the Restricted Stock
Stock Units:	Units Agreement.

Vesting Commencement
Date:

Settlement Date:

For each Restricted Stock Unit, except as otherwise provided by the Restricted Stock Units Agreement, the date on which such unit becomes a Vested Unit in accordance with the vesting schedule set forth below.

Vested Units:  Except as provided in the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the relevant date, the number of Vested Units shall cumulatively increase on each of the first five (5) anniversaries of the Vesting Commencement Date by an amount equal to twenty percent (20%) of the Number of Restricted Stock Units.

Addendum:

By their signatures below or by electronic acceptance or authentication in a form authorized by the Corporation, the Corporation and the Participant agree that the Award is governed by this Notice and the form of Addendum, if any, attached hereto and incorporated into this Notice and the Restricted Stock Units Agreement by reference above and by the provisions of the Restricted Stock Units Agreement and the Plan, both of which are made a part of this document.  The Participant acknowledges either actual receipt of copies of the Addendum, if any, the Restricted Stock Units Agreement, the Plan and the Plan Prospectus or that copies of such documents are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to this Notice.  The Participant represents that the Participant has read and is familiar with the provisions of the Addendum, if any, the Restricted Stock Units Agreement and the Plan, and hereby accepts the Award subject to all of their terms and conditions.

SILICON LABORATORIES INC.		PARTICIPANT

By:
Signature
Its:
Date
Address:	4635 Boston Lane
	Austin, Texas 78735	Address